As filed with the Securities and Exchange Commission on December 20, 2002
                                                      Registration No. 333-9062
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                   FORM S-8/A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                ASTRAZENECA PLC
                          (formerly Zeneca Group PLC)
             (Exact Name of Registrant as Specified in Its Charter)


                  ENGLAND                                  NONE
      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)             Identification Number)

                                15 Stanhope Gate
                                 London WIY 6LN
                                    ENGLAND
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                              -------------------

                     AstraZeneca Savings and Security Plan

                     AstraZeneca Savings and Security Plan
                           for Puerto Rico Employees

                           (Full title of the plans)

                              -------------------

                               Ann Booth-Barbarin
                         AstraZeneca Pharmaceuticals LP
                       1800 Concord Pike, P.O. Box 15437
                        Wilmington, Delaware 19850-5437
                                 (302) 886-3000

                              -------------------
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)


                        CALCULATION OF REGISTRATION FEE

==================================================================================================================
                                                                Proposed           Proposed
                                                                 Maximum           Maximum
            Title of Each Class               Amount to be  Offering Price Per    Aggregate         Amount of
       of Securities to be Registered          Registered          Unit         Offering Price   Registration Fee
------------------------------------------------------------------------------------------------------------------
American Depositary Shares representing
   Ordinary Shares of $0.25 each of
   AstraZeneca PLC (1)......................       *                *                 *                 *
==================================================================================================================

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the AstraZeneca Savings and Security Plan and the AstraZeneca Savings and Security Plan for Puerto Rico Employees.

     * This form is an amendment to the Forms S-8 filed as of July 1, 1998 for each of the Zeneca Deferred Compensation Plan (File No. 333-9062) and the Zeneca Deferred Compensation Plan for Non-Exempt Employees (File No. 333-9060).


===============================================================================

                                   AMENDMENT

     The Zeneca Deferred Compensation Plan and the Zeneca Deferred Compensation Plan for Non-Exempt Employees (collectively, the "Former Plans") were merged and restated into a single plan now known as the AstraZeneca Savings and Security Plan (the "New Plan"). On July 14, 2000 a post-effective amendment to each of the Form S-8 registration statements (the "Initial Forms S-8") previously filed for the Zeneca Deferred Compensation Plan (File No. 333-9062) and the Zeneca Deferred Compensation Plan for Non-Exempt Employees (File No. 333-9060), was filed for the purpose of (i) noting the consolidation of the Former Plans into the New Plan and (ii) making the shares previously registered under the Initial Forms S-8 available for issuance under the New Plan.

     Effective as of January 1, 2003, the AstraZeneca Savings and Security Plan for Puerto Rico Employees (the "Puerto Rico Plan") is being established and there will be effected a spin-off of a part of the New Plan. This Amendment is being filed as a post-effective amendment to each of the Initial Forms S-8 to reflect the spin-off of part of the New Plan and to make the shares previously registered under the Initial Forms S-8 available for issuance under both the New Plan and the Puerto Rico Plan.

Item 8.  EXHIBITS

24.  Powers of Attorney

                                   SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant, AstraZeneca PLC, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8/A and has duly caused this Amendment to be signed on its behalf by the undersigned duly authorized representative, in the City of Wilmington, State of Delaware, on this 20th day of December, 2002.

                                           ASTRAZENECA PLC
                                           (Registrant)


                                           By: /s/ Ann Booth-Barbarin
                                               --------------------------------
                                               Ann Booth-Barbarin

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the following capacities on the 20th day of December, 2002.

Name                                Title
----                                -----

         *                          Non-Executive Chairman
-------------------------------
Percy Barnevik

         *                          Executive Deputy Chairman
-------------------------------
Hakan Mogren

         *                          Chief Executive
-------------------------------
Thomas Fulton Wilson McKillop

         *                          Executive Director, Business Development
-------------------------------
Ake Stavling

                                    Executive Director, Chief Financial Officer
         *                          (Principal Financial and Accounting Officer)
-------------------------------
Jonathan Richard Symonds

                                    Non-Executive Director
-------------------------------
Erna Moller

         *                          Non-Executive Director
-------------------------------
Marcus Wallenberg

                                    Non-Executive Director
-------------------------------
Sir Peter Leahy Bonfield

                                    Non-Executive Director & Chairman
                                    of Audit Committee
-------------------------------
Karl von der Heyden

                                    Non-Executive Director
-------------------------------
Dame Bridget Margaret Ogilvie

         *                          Non-Executive Director
-------------------------------
Jane Ellen Henney

         *                          Non-Executive Director
-------------------------------
John Buchanan

*By: /s/ Ann Booth-Barbarin
    -------------------------------
         Ann Booth-Barbarin
         Attorney-in-Fact



Date: December 20, 2002

AUTHORIZED REPRESENTATIVE



/s/ Ann Booth-Barbarin
-------------------------------
Ann Booth-Barbarin, as the duly
authorized representative of
AstraZeneca PLC in the United States

Date: December 20, 2002

     The Plans. Pursuant to the requirements of the Securities Act of 1933, the Investment Committee of Zeneca Holdings Inc. has duly caused this registration statement to be signed on behalf of the AstraZeneca Savings and Security Plan and on behalf of the AstraZeneca Savings and Security Plan for Puerto Rico Employees by the undersigned, duly authorized representative, in the City of Wilmington, State of Delaware, on the 20th day of December, 2002.


                                         ASTRAZENECA SAVINGS AND SECURITY PLAN
                                         ASTRAZENECA SAVINGS AND SECURITY PLAN
                                         FOR PUERTO RICO EMPLOYEES



                                         By: /s/ Glenn M. Engelmann
                                            -----------------------------------
                                             Name:   Glenn M. Engelmann
                                             Title:  Chair of Committee

                                 EXHIBIT INDEX



24.   Powers of Attorney